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                                                                    EXHIBIT 10.1

                        MACE SECURITY INTERNATIONAL, INC.
             AMENDED AUDIT COMMITTEE CHARTER DATED NOVEMBER 3, 2005

I.    PURPOSE

      The purpose of the Audit Committee (the "Committee") is to oversee Mace Security International, Inc.'s (the "Company") accounting and financial reporting processes, the audits of the Company's financial statements, and the Company's internal controls. In so doing, the Committee should endeavor to maintain free and open means of communication between the members of the Committee, the other members of the Board of Directors (the "Board"), the independent auditors and the management of the Company.

      In the exercise of its oversight, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements fairly present the Company's financial position and results of operations in accordance with generally accepted accounting principles. Instead, such duties remain under the oversight of management and the independent auditors.

II.   MEMBERSHIP

      The Committee shall be composed of three or more members of the Board. The members shall be appointed by action of the Board and shall serve at the discretion of the Board. Each Committee member shall be "financially literate" as determined by the Board in its business judgement and shall satisfy the "independence" requirements of the NASDAQ National Market. At least one member of the Committee shall have Accounting or related financial management expertise, as determined by the Board in its business judgement.

III.  COMMITTEE ORGANIZATION AND PROCEDURES

      A. The members of the Committee shall appoint a Chair of the Committee by majority vote. The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Committee.

      B. The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

      C. The Committee may, in its discretion, include in its meetings members of the Company's financial management, representatives of the independent auditors, and other financial personnel employed or retained by the Company. The Committee may meet with the independent auditors in separate executive sessions to discuss any matters that the Committee believes should be addressed privately, without management's presence. The Committee may likewise meet privately with management, as it deems appropriate.

      D. The Committee may, at its discretion, utilize the services of the Company's regular corporate legal counsel with respect to legal matters or, at its discretion, retain outside legal counsel or other advisors if it determines that such counsel or advisors are necessary or appropriate under the circumstances.

IV.   KEY FUNCTIONS

      The Committee and the Board recognize that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements. Additionally, the Committee and the Board recognize that financial management, including the internal accounting staff, as well as the independent auditors, has more time and knowledge and more detailed information concerning the Company than do Committee members; consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certificate as to the independent auditors' work. It is not the duty of the

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      Committee to plan or conduct audits or to determine whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

      A.    OVERSIGHT RESPONSIBILITIES

            (i) The independent auditors shall be ultimately accountable to the Committee and the Board in connection with the audit of the Company's annual financial statements and related services. In this regard, the Committee shall be responsible for appointing, overseeing and periodically evaluating the performance of the auditors and, if necessary, terminating the independent auditors. As appropriate, the Committee shall recommend to the Board the submission of its selection of the independent auditors for stockholder ratification at any meeting of stockholders.

            (ii) The Committee shall approve the fees to be paid to the independent auditors and any other terms of the engagement of the independent auditors. The Chair (or in his or her absence, a member designated by the Chair) may represent the entire Committee for purposes of this discussion.

            (iii) The Committee shall receive from the independent auditors, at least annually, a written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that, in the view of the Committee, may affect the objectivity and independence of the independent auditors. If the Committee determines that further inquiry is advisable, the Committee shall recommend that the Board take any appropriate action in response to the independent auditors' independence.

      B.    ANNUAL AUDIT

            (i) The Committee shall meet with the independent auditors, chief financial officer and other management personnel in connection with each annual audit to discuss the scope of the audit and the procedures to be followed. The Chair (or in his or her absence, a member designated by the Chair) may represent the entire Committee for purposes of this discussion.

            (ii) The Committee shall review(1) and discuss the audited financial statements with the management of the Company.

            (iii) The Committee shall discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 as then in effect including, among others: (1) the methods used to account for any significant unusual transaction reflected in the audited financial statements; (2) the effect of significant accounting policies in any controversial or emergent areas for which there is a lack of authoritative guidance or a consensus to be followed by the independent auditors; (3) the process used by management in

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(1) Auditing Literature, particularly, Statement on Auditing Standards No. 100, defines the term "review" to include a particular set of required procedures to be undertaken by independent accountants. The members of the Audit Committee are not independent accountants, and the term "review" as used in this Amended Audit Committee Charter is not intended to have this meaning. Consistent with footnote 47 of the SEC Release No. 34-42266, any use in this Amended Audit Committee Charter of the term "review" should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing review of interim financial statements.

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      formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and (4) any disagreements with management over the application of accounting principles, the basis for management's accounting estimates, or the disclosures in the financial statements.

            (iv) The Committee shall, based on the review and discussion in paragraph B(iii) above, and based on the disclosures received from the independent auditors regarding its independence and discussions with the auditors regarding such independence, conclude whether the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

      C.    QUARTERLY REVIEW

            (i) The independent auditors are required to review the interim financial statements to be included in Form 10-Q of the Company using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards as modified or supplemented by the Securities and Exchange Commission, prior to the filing of the Form 10-Q. The Committee, in its discretion, may discuss with management and the independent auditors in person, at a meeting, or by conference telephone call, the results of the quarterly review including such matters as significant adjustments, management judgements, accounting estimates, significant new accounting policies and disagreements with management. The Chair (or in his or her absence, a member designated by the Chair) may represent the entire Committee for purposes of this discussion.

            (ii) The Committee shall review the Company's quarterly and annual financial statements with the Company's Chief Financial Officer before they are released publicly. The review of annual financial statements shall be conducted prior to publication.

      D.    INTERNAL CONTROLS

            (i) The Committee shall discuss with the independent auditors, at least annually, the adequacy and effectiveness of the accounting and financial controls of the Company, and consider any recommendations for improvement of such internal control procedures.

            (ii) The Committee shall discuss with the independent auditors and with management any letter of recommendation provided by the independent auditors and any other significant matters brought to the attention of the Committee by the independent auditors as a result of its annual audit. The Committee should allow management adequate time to consider any such matters raised by the independent auditors.

      E.    OTHER RESPONSIBILITIES

            (i) The Committee shall review and reassess the Committee's Charter at least annually and submit any recommended changes to the Board for its consideration.

            (ii) The Committee shall provide the report for inclusion in the Company's Annual Proxy Statement required by Item 306 of Regulation S-K of the Securities and Exchange Commission.

            (iii) The Committee, through its Chair, shall report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee's actions and recommendations, if any.

            (iv) The Committee may institute investigations of suspected improprieties on any material matter selected by the Committee and is authorized to engage on behalf of the Company special counsel, independent auditors or outside experts when necessary.

            (v) The Committee shall annually disclose amounts received by Audit Committee members from the Company and its affiliates and any other transactions with the Company or its affiliates to which they are a party, other than amounts received for service as a Director or Board Committee member. Such disclosure shall be noted in the minutes of the appropriate Committee meeting.

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            (vi) The Committee shall annually review all existing related party transactions or other conflicts of interest that exist between employees/directors and the Company. The Committee shall review all proposed related party transactions. The Company shall not enter into any related party transactions unless first approved of by the Committee. The Committee may also make recommendations to the full Board of Directors on actions to be taken that relate to any proposed or existing related party transactions.

            (viii) The Committee shall determine the appropriate level of funding to be provided by the Company for payment of the independent auditor and outside advisors and any administrative expenses incurred by the Committee in carrying out its duties.

            (ix) The Committee shall establish, implement and oversee procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and procedures for confidential, anonymous submissions by Company employees regarding questionable accounting or auditing matters.

      F.    MINUTES

            Minutes of each meeting will be compiled by the Company's Corporate Secretary who shall act as Secretary to the Committee, who is also a member of the Company's internal legal staff, or in the absence of the Corporate Secretary, by an Assistant Corporate Secretary of the Company, or any other person designated by the Committee.

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